SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                 March 25, 2004



                                    DPL INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Ohio                        1-9052               31-1163136
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



            1065 Woodman Drive, Dayton, Ohio                      45432
--------------------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (937) 224-6000



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

      On March 25, 2004, DPL Inc. (the "Company") announced that it had completed a private placement of $175 million aggregate principal amount of senior notes (the "Notes"). The Notes were one of a series of securities issuable under an indenture, dated March 1, 2000, between the Company and J.P. Morgan Trust Company, National Association, as trustee and have such terms as are set forth in that certain Officer's Certificate of the Company, dated March 25, 2004, attached hereto as Exhibit 4.1. The Notes bear interest at a rate of 8% per annum, payable quarterly, and will mature on March 31, 2009. Holders of the Notes were also granted registration rights by the Company pursuant to an Exchange and Registration Rights Agreement between the Company and the purchasers, dated March 25, 2004, attached hereto as Exhibit 4.2.

      The Company has agreed with the purchasers of the Notes, among other things, that if it does not file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 10-K") which, as of the date hereof, remains unfiled, on or prior to July 30, 2004, then the per annum interest rate under the Notes will increase by 1.0%, to be effective from August 1, 2004 until the 2003 10-K is so filed. On March 15, 2004, the Company filed for an extension of its filing requirement pursuant to Rule 12b-25 of the Securities Exchange Act of 1934, as amended. No assurance can be given as to the filing of the 2003 10-K. The Company has also agreed to use its commercially reasonable best efforts to obtain a rating for the Notes as soon as reasonably practicable but no later than 90 days after March 25, 2004.

      The completion of the private placement was announced in a press release, dated March 25, 2004, which was attached as Exhibit 99.1 to the Form 8-K filed by the Company on March 25, 2004.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Certain statements contained in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Matters presented which relate to events or developments that are expected to occur in the future, including management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectation of the Company's future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Such forward-looking statements are subject to risks and uncertainties and investors are cautioned that outcomes and results may vary materially from those projected due to many factors beyond DPL's control.

Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Item 7(c).  Exhibits

4.1         Officer's Certificate of DPL Inc., dated March 25, 2004.

4.2 Exchange and Registration Rights Agreement, dated March 25, 2004, between DPL Inc. and the purchasers.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DPL Inc.

Date:  March 29, 2004
                                            /s/ Caroline Muhlenkamp
                                         --------------------------------------
                                         Name:  Caroline Muhlenkamp
                                         Title: Group Vice President and
                                                Interim Chief Financial Officer

                                  EXHIBIT LIST


      No.         Description
      ---         -----------
      4.1         Officer's Certificate of DPL Inc., dated March 25, 2004.

      4.2 Exchange and Registration Rights Agreement, dated March 25, 2004, between DPL Inc. and the purchasers.